Exhibit 10.1

THIS PROMISSORY NOTE HAs NOT BEEN AND WILL NOT BE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THIS NOTE IS REGISTERED WITH THE COMPANY AS TO BOTH PRINCIPAL AND INTEREST AND, ACCORDINGLY, IS IN “REGISTERED FORM” WITHIN THE MEANING OF SECTIONS 871(H) AND 881(C) OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED.

EMMAUS LIFE SCIENCES, INC.

Promissory Note

Principal Amount: $500,000 Loan Date: February __, 2023

Currency: U.S. Dollars Term: Two Months

Fee Including Interest: 5 % per Month Loan Due Date: On Demand after Maturity

Fee Payment Period: Fee is accrued on a daily basis and paid on the Loan Due Date

Lender: The Shitabata Family Trust

FOR VALUE RECEIVED, Emmaus Life Sciences, Inc., a Delaware corporation, located at 21250 Hawthorne Blvd., Suite 800, Torrance, CA 90503 (“Borrower”) hereby promises to pay to the order of Lender the Principal Amount in the stated Currency, together with fees at the stated Fee Rate, under the following terms and conditions of this Promissory Note (“Note”).

1. Terms of Repayment (Balloon Payment): From the Loan Date and continuing thereafter upon Lender’s demand after two (2) months from the Loan Date until date six (6) months from the Loan Date, the fee shall accrue at the rate of five percent (5%) per month of the Principal Amount. The entire unpaid Principal Amount and accrued and unpaid fees shall become immediately due and payable upon Lender’s demand after two months of the Loan Date or the six months of the Loan Date.

2. Prepayment: This Note may not be prepaid during the six-month period following the Loan Date; thereafter, this Note may be prepaid without premium or penalty.

3. Place of Payment: All payments due under this Note shall be sent to the Lender’s address, as noted in Attachment 1 hereto, or at such other place as the Lender or subsequently assigned holder (“Holder”) of this Note may designate in writing in the future.

4. Acceleration of Debt: If the Borrower (i) fails to make any payment due under the terms of this Note or seeks relief under the U.S. Bankruptcy Code, (ii) fails to deliver shares to the Lender by the deadline set forth in Section 4 hereof, (iii) suffers an involuntary petition in bankruptcy or receivership that is not vacated within thirty (30) days, (iv) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official or such appointment is not discharged or stayed within 30 days, (v) makes a general assignment for the benefit of its creditors or (vi) admits in writing that it is generally unable to pay its debts as they become due, the entire balance of this Note and any interest accrued thereon shall be immediately due and payable to the holder of this Note.

5. Modification: No modification or waiver of any of the terms of this Note shall be allowed unless by written agreement signed by the Borrower and the Lender. No waiver of any breach or default hereunder shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

6. Complete Note: This Note is the complete and exclusive statement of agreement of the Borrower and Lender with respect to matters in this Note. This Note replaces and supersedes all prior written or oral agreements or statements by and among the Borrower and Lender with respect to the matters covered by it. No representation, statement, condition or warranty not contained in this Note is binding on either the Borrower or Lender. Each Holder of this Note, by its acceptance hereof, agrees to be bound by, and shall be entitled to the benefits of, the terms set forth herein.

7. Transfer of the Note:

(a) Subject to Section 7(b) hereof, this Note may be transferred with the Borrower’s approval, in whole or in part, at any time or from time to time, by the Lender. The Borrower hereby agrees to remain bound by the terms of this Note subsequent to any such transfer, and agrees that the terms of this Note may be fully enforced by any subsequent holder of this Note. If this Note is to be transferred, the Lender shall surrender this Note to the Borrower, together with such additional documentation as the Borrower may reasonably request, whereupon the Borrower will forthwith issue and deliver upon the order of the Lender a new Note registered as the Lender may request, representing the outstanding Principal Amount being transferred by the Lender and, if less than the entire outstanding Principal Amount is being transferred, a new Note to the Lender representing the outstanding Principal Amount not being transferred in terms which are similar to this Note for the Principal Amount and the loan duration. The person in whose name this Note or any new Note issued in replacement hereof shall be registered shall be deemed and treated as the owner and holder thereof, and the Borrower shall not be affected by any notice or knowledge to the contrary except as provided in this Section 9(a). This Note may not be transferred by the Borrower, by operation of law or otherwise, without the prior written consent of the Lender.

(b) Lender acknowledges and agrees that this Note has been acquired for investment and has not been registered under the securities laws of the United States of America or any state thereof. Accordingly, notwithstanding Section 7(a), neither this Note nor any interest thereon may be offered for sale, sold or transferred in the absence of registration under applicable federal and state securities laws or an opinion of counsel of the Holder reasonably satisfactory to the Borrower that such registration is not required.

8. Lost, Stolen or Mutilated Note: Upon receipt by the Borrower of evidence reasonably satisfactory to the Borrower of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Lender to the Borrower in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Borrower shall execute and deliver to the Lender a new Note representing the outstanding Principal Amount and accrued and unpaid interest thereon.

9. Remedies: The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Lender’s right to pursue actual and consequential damages for any failure by the Borrower to comply with the terms of this Note.

10. Severability of Provisions: If any portion of this Note is deemed unenforceable, all other provisions of this Note shall remain in full force and effect.

11. Choice of Law: All terms and conditions of this Note shall be interpreted under the laws of California, U.S.A., without regard to conflict of law principles.

12. Additional Guarantor: Lender understands and acknowledges that Emmaus Life Sciences, Inc. is the borrower of this Note. However, for added security to lender, this note is guaranteed by Yutaka Niihara, M.D., CEO and Chairman.

Signed Under Penalty of Perjury, this _______ day of _____, ______

Emmaus Life Sciences, Inc.

_______________________________________

By:

Acknowledged and accepted by Lender

_______________________________________

By:

ATTACHMENT 1

Lender’s Name:

Lender’s Address: